Exhibit 24

                                POWER OF ATTORNEY


                  Know all men by these presents that each of the undersigned, being an officer or director or both of Business Bancorp, a California corporation, does hereby make, constitute and appoint Alan J. Lane, James W. Andrews and Ruth E. Adell, or either of them, as the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-4 relating to the proposed issuance of common stock by Business Bancorp in connection with its business combination with MCB Financial Corporation, and any and all amendments thereto, including without limitation pre-effective and post-effective amendments thereto and any additional Registration Statement or Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; such Registration Statements and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in such matter as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall do or cause to be done by virtue hereof.

                  In witness whereof, each of the undersigned has duly executed this Power of Attorney as of the date written below.

                    NAME                                     TITLE                           DATE
                    ----                                     -----                           ----
                                               President, Chief Executive Officer     September 21, 2001
            /s / Alan J. Lane*                            and Director
            -------------------                  (Principal Executive Officer)
                Alan J. Lane

                                               Executive Vice President and Chief     September 21, 2001
             /s/ Ruth E. Adell*                      Administrative Officer
             ------------------               (Principal Financial and Accounting
               Ruth E. Adell                                Officer)

           /s/ D. William Bader*                            Director                  September 21, 2001
           ---------------------
              D. William Bader

            /s/ Neal T. Baker*                              Director                  September 21, 2001
            -------------------
               Neal T. Baker

            /s/ William Cozzo*                              Director                  September 21, 2001
            -------------------
               William Cozzo

          /s/ John E. Duckworth*                            Director                  September 21, 2001
          -----------------------
             John E. Duckworth

         /s/ Robert L. Nottingham*                          Director                  September 21, 2001
         -------------------------
            Robert L. Nottingham

           /s/ John L. Riddell*                             Director                  September 21, 2001
           ---------------------
              John L. Riddell

        /s/ Arnold H. Stubblefield*                         Director                  September 21, 2001
        ---------------------------
           Arnold H. Stubblefield

         /s/ John L. Stubblefield*                          Director                  September 21, 2001
         --------------------------
            John L. Stubblefield

             /s/ Alan J. Lane*                Individually and as Attorney-in-Fact    September 21, 2001
             -----------------
                Alan J. Lane